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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 30, 2002


                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


       An Ohio Corporation              No. 1-303              31-0345740
  (State or other jurisdiction      (Commission File         (IRS Employer
        of incorporation)                Number)                 Number)


                                1014 Vine Street
                              Cincinnati, OH 45201
                    (Address of principal executive offices)

                 Registrant's telephone number: (513) 762-4000

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Item 9.   Regulation FD Disclosure

          On September 30, 2002, the Company filed with the SEC its quarterly report on Form 10-Q for the quarter ended August 17, 2002. This filing was accompanied by the certifications attached hereto as Exhibit 99.1. Neither this disclosure nor the certifications attached as Exhibit
          99.1 hereto will be deemed to be filed pursuant to Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless we expressly incorporate it by reference into a filing made under the Securities Act or the Exchange Act.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              THE KROGER CO.



September 30, 2002                     By: /s/ (Paul Heldman)
                                           -------------------------------------
                                              Paul Heldman
                                              Senior Vice President, Secretary
                                              and General Counsel

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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------
99.1           CEO and  CFO certifications.